MERRILL LYNCH WORLD INCOME FUND, INC.

                 Supplement dated June 24, 2004 to the
                    Prospectus dated April 23, 2004

The section entitled "Details About The Fund" under the caption "How The Fund Invests-Other Strategies" beginning at page 10 is amended to add the following information, which supplements and supersedes any contrary information contained in the Prospectus:

The Fund may engage in "short sales" of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets.

The Fund also may make short sales "against the box" without being subject to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

The section entitled "Details About The Fund" under the caption "Investment Risks" in the section describing other risks beginning at page 17 is amended to add the following information, which supplements and supersedes any contrary information contained in the Prospectus:

Short Sales - Because making short sales in securities that it does not own exposes the Fund to risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The
Fund may also pay transaction costs and borrowing fees in connection with short sales.

This information supplements and supersedes any contrary information contained in the Prospectus.


Code # 16102-0404SUP